UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On April 16, 2019, the Compensation and Development Committee (the “Committee”) of the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) adjusted the compensation for each of Company’s named executive officers (the “Executive Officers”), other than the President and Chief Executive Officer.  At the recommendation of the Committee, the Board of Directors ratified and approved the President and Chief Executive Officer’s compensation.

These compensation adjustments included determination of the 2019 annual bonus program performance objectives, approval of the 2019 long-term incentive compensation grants, and modification of the performance metric applicable to certain existing long-term incentive compensation grants, each of which is described below. No base salary adjustments were made for any of the Company’s Executive Officers.

2019 Annual Bonus Program

The Committee established the 2019 performance objectives for the range of cash bonuses that may be paid under the Build-A-Bear Workshop, Inc. 2017 Omnibus Incentive Plan (the “Plan”) to each of the Executive Officers in accordance with the terms of the Company’s cash bonus program for its Executive Officers (the “Cash Bonus Program”). The Base Bonus Calculation for each of the Executive Officers for 2019 is determined by multiplying the Base Bonus Payout (set forth below) by his or her eligible base salary (which excludes items such as relocation allowances, bonuses, stock options exercises, vesting of restricted stock, performance-based long-term cash program payments, and compensation not received during a leave of absence):

Name	Base Bonus Payout

Sharon John	100%

Voin Todorovic	50%

Jennifer Kretchmar	50%

J. Christopher Hurt	50%

Eric Fencl	50%

The cash bonus, if any, to be paid to each respective Executive Officer will be calculated by multiplying the Base Bonus Calculation described above by the applicable Percentage of Base Bonus Calculation set forth in in column (2) below based on the Company’s achievement of fiscal 2019 consolidated pre-tax income performance goals.

(1) Achievement Level	(2) Percentage of Base Bonus Calculation

Threshold	1%

Target	100%

Maximum	200%

The terms of the Cash Bonus Program provide for mandatory bonus payouts only if the Company’s 2019 consolidated pre-tax income (after providing for any bonus expense) meets or exceeds the threshold amount. Consolidated pre-tax income results that fall between any of the achievement levels set forth in the table above will be interpolated between the applicable achievement levels, in the sole discretion of the Committee. This discretion includes the ability to increase or reduce the otherwise applicable Percentage of Base Bonus Calculation for each achievement level.

The foregoing summary of the Cash Bonus Program is qualified in its entirety by reference to the description of such program filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2019 Long-Term Incentive Compensation

Utilizing market data compiled by the Committee’s compensation consultant, the Committee determined the market value of the total long-term incentive program awards (“LTI Market Value”) for each Executive Officer. For the President and Chief Executive Officer, the resulting awards were then made 50% in time-based restricted stock and 50% in three-year performance-based restricted stock. For Executive Officers other than the President and Chief Executive Officer, the resulting awards were then made 50% in time-based restricted stock and 50% in three-year performance-based cash. These awards were as follows:

Name	Number of Shares of Time-Based Restricted Stock	Target Number of Shares of Three-Year Performance- Based Restricted Stock	Target Payout Amount of Three-Year Performance- Based Cash
Sharon John	95,811	95,811	—

Voin Todorovic	26,739	—	$150,000

Jennifer Kretchmar	26,739	—	$150,000

J. Christopher Hurt	26,739	—	$150,000

Eric Fencl	20,052	—	$112,500

The number of shares of time-based restricted stock awarded to each Executive Officer was derived by dividing 50% of such Executive Officer’s LTI Market Value by the closing sale price of the Company’s common stock on the New York Stock Exchange on April 16, 2019 and rounding the resulting number to the closest whole number that is divisible by three. The time-based restricted stock vests pro-ratably over three years, beginning on April 30, 2020.

The target number of shares of three-year performance-based restricted stock awarded to the President and Chief Executive Officer was derived by dividing 50% of her LTI Market Value by the closing sale price of the Company’s common stock on the New York Stock Exchange on April 16, 2019 and rounding the resulting number to the closest whole number. The number of three-year performance-based restricted stock shares, if any, that will be earned by the President and Chief Executive Officer will be calculated by multiplying the Target Number of Shares of Three-Year Performance-Based Restricted Stock noted in the table above by the average of the applicable Percentage of Target Value of Three-Year Performance-Based Restricted Stock Earned Calculation set forth in column (2) below based on the Company’s achievement of consolidated pre-tax income performance goals for fiscal 2019, fiscal 2020 and fiscal 2021. The pre-tax income achievement level amounts have been set for fiscal 2019 and fiscal 2020. For fiscal 2021, the pre-tax income achievement level amounts will be based upon a pre-established percentage of growth over actual pre-tax income results for fiscal 2020; provided that, if the Company experiences an unanticipated pre-tax loss for fiscal 2020, fiscal 2021 achievement level amounts will reset to pre-established pre-tax income achievement levels. Furthermore, no performance-based restricted stock will be earned if cumulative pre-tax income for fiscal years 2019, 2020 and 2021 is less than $0. The three-year performance-based restricted stock that is earned, if any, will vest on April 30, 2022.

Performance-Based Restricted Stock Payout for Fiscal 2019, Fiscal 2020 and Fiscal 2021

(1) Achievement Level	(2) Percentage of Target Value of Three-Year Performance-Based Restricted Stock Earned Calculation

Below Threshold	0%

Threshold	25%

Target	100%

Maximum	200%

The terms of the 2019 time-based and performance-based restricted stock are as set forth in the relevant portions of the Company’s form of Restricted Stock Agreement (the “Award Agreement”). Vesting is accelerated upon a change in control or, in certain circumstances, upon death or termination of employment with the Company due to disability, subject to the terms set forth in the Award Agreement. Time-based restricted stock carries voting and dividend rights from the date of grant. Holders of performance-based restricted stock are entitled to voting and dividend rights only upon satisfaction of applicable performance criteria. The summary of the terms of the time-based and performance based restricted stock herein is qualified in its entirety by reference to the terms set forth in the form of the Award Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

The target payout amount under the three-year performance-based cash program for each Executive Officer other than the President and Chief Executive Officer is 50% of each such Executive Officer’s LTI Market Value. The cash award that will be earned, if any, by each such Executive Officer will be calculated by multiplying the Target Payout Amount of Three-Year Performance-Based Cash set forth in the table above by the average of the applicable Percentage of Target Payout Amount Earned Calculation in column (2) below based on the Company’s achievement of consolidated pre-tax income performance goals for fiscal 2019, fiscal 2020 and fiscal 2021. The pre-tax income achievement level amounts have been set for fiscal 2019 and fiscal 2020. For fiscal 2021, the pre-tax income achievement level amounts will be based upon a pre-established percentage of growth over actual pre-tax income results for fiscal 2020; provided that, if the Company experiences an unanticipated pre-tax loss for fiscal 2020, fiscal 2021 achievement level amounts will reset to pre-established pre-tax income achievement levels. No three-year performance-based cash awards will be earned if cumulative pre-tax income for fiscal years 2019, 2020 and 2021 is less than $0.

Performance-Based Cash Payout for Fiscal 2019, Fiscal 2020 and Fiscal 2021

(1) Achievement Level	(2) Percentage of Target Payout Amount Earned Calculation

Below Threshold	0%

Threshold	25%

Target	100%

Maximum	200%

The cash award that will be earned, if any, by each Executive Officer other than the President and Chief Executive Officer will be paid no later than May 15, 2022. The summary of the three-year performance-based cash program herein is qualified in its entirety by reference to the description of such program filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

With respect to awards made in cash pursuant to the Cash Bonus Program and the three-year performance-based cash program, consolidated pre-tax income results that fall between any of the established achievement levels will be interpolated between the applicable achievement levels, in the sole discretion of the Committee. This discretion includes the ability to increase or reduce the otherwise applicable Percentage of Base Bonus Calculation for each achievement level. Each of the performance-based restricted stock and cash awards described herein is subject to reimbursement or forfeiture in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under securities laws, and in any event, in accordance with the terms of any Company recoupment policy that may be adopted pursuant to the rules and regulations of the Securities and Exchange Commission or New York Stock Exchange.

Modification of Annual Long-Term Incentive Compensation Awards

In March 2017, the Committee granted three-year performance-based restricted stock to each of the Executive Officers, and in March 2018, the Committee awarded the President and Chief Executive Officer three-year performance-based restricted stock. In each case, the amounts that may be earned are dependent upon the Company’s achievement of pre-established consolidated pre-tax income performance goals during the prospective three-year performance period. When awarded in fiscal 2017 and fiscal 2018, the pre-tax income achievement level amounts were set for the first year in each of the three-year performance periods. Subsequent fiscal year pre-tax income achievement level amounts were based upon a pre-established percentage of growth over actual pre-tax income results for the prior fiscal year.

The Company experienced an unanticipated pre-tax loss in fiscal 2018, and as such, in March 2019, the Company and each of the Executive Officers mutually agreed to reset fiscal 2019 and 2020 pre-tax income achievement level amounts to be higher than originally required. As adjusted with respect to both the 2017 and 2018 performance-based restricted stock awards, fiscal 2019 achievement levels were reset as fixed pre-tax income amounts. For the 2018 awards, fiscal 2020 achievement levels are based on a pre-established percentage of growth over fiscal 2019 results, except that if fiscal 2019 results in pre-tax loss, fiscal 2020 achievement level amounts will be based on fixed pre-tax income targets.

In March 2018, the Committee granted each Executive Officer other than the President and Chief Executive Officer three-year performance-based cash awards. The potential payouts for these awards follow a similar structure as described above for the Executive Officers’ three-year performance-based restricted stock. As a result of the unanticipated pre-tax loss experienced in fiscal 2018, in March 2019, the Company and each Executive Officer other than the Chief Executive Officer agreed to similar adjustments to fiscal 2019 and fiscal 2020 achievement levels.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description of Exhibit

10.1	Description of Build-A-Bear Workshop, Inc. Cash Bonus Program for C-Level Employees

10.2	Form of Restricted Stock Agreement under the Registrant’s 2017 Omnibus Incentive Plan

10.3	Description of Build-A-Bear Workshop, Inc. Three-Year Performance-Based Cash Program for C-Level Employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: April 19, 2019	By:	/s/ Eric Fencl
Name: Eric Fencl
Title: Chief Administrative Officer,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Description of Build-A-Bear Workshop, Inc. Cash Bonus Program for C-Level Employees

10.2	Form of Restricted Stock Agreement under the Registrant’s 2017 Omnibus Incentive Plan

10.3	Description of Build-A-Bear Workshop, Inc. Three-Year Performance-Based Cash Program for C-Level Employees